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                                                                   EXHIBIT 10.56

                               CONTINUING GUARANTY


                  THIS CONTINUING GUARANTY ("Guaranty"), dated as of April 22, 1999, is executed and delivered by FLORIDA CASINO CRUISES, INC., a Georgia corporation ("Guarantor"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with reference to the following:

                                    RECITALS

                  A. Leisure Time Cruise Corporation, a Colorado corporation ("Cruise Corporation"), and Foothill have previously entered into certain Loan Documents (as defined below);

                  B. Leisure Express Cruise, L.L.C., a Colorado limited liability company ("Leisure Express"; Cruise Corporation and Leisure Express are sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), is contemporaneously herewith, entering into the Leisure Express Documents (as defined below) with Foothill; and

                  C. In order to induce Foothill to extend financial accommodations to Borrowers pursuant to the Loan Documents, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Foothill to Borrowers, whether pursuant to the Loan Documents or otherwise, Guarantor has agreed to guarantee the Guaranteed Obligations (defined below).

                  NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of Foothill, as follows:

                  1. Definitions and Construction.

                     (a) Definitions. The following terms, as used in this Guaranty, shall have the following meanings:

                              "Bankruptcy Code" means The Bankruptcy Reform Act
of 1978 (11 U.S.C. Sections 101-1330), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith.


                              "Cruise Corporation Documents" shall mean that
certain Security Agreement, dated October 9, 1998, as amended, between Foothill and Cruise Corporation, that certain Secured Promissory Note in the principal amount of THREE MILLION DOLLARS ($3,000,000) issued by Cruise Corporation in connection therewith, and those documents, instruments, and agreements which either now or in the future exist among Cruise Corporation, Guarantor, or any affiliate of Cruise Corporation, on the one hand, and Foothill,


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on the other hand, and any amendments, modifications, or supplements to any of the foregoing.

                               "Guaranteed Obligations" means any and all
obligations, indebtedness, or liabilities of any kind or character owed by each Borrower to Foothill including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including, attorneys' fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, determined or indeterminate, whether such Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Foothill.

                               "Leisure Express Documents" shall mean that
certain Security Agreement, of even date herewith, between Foothill and Leisure Express, that certain Secured Promissory Note in the principal amount of TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000) issued by Leisure Express in connection therewith, and those documents, instruments, and agreements which either now or in the future exist among Leisure Express, Guarantor, or any affiliate of Leisure Express, on the one hand, and Foothill, on the other hand, and any amendments, modifications, or supplements to any of the foregoing.

                               "Loan Documents" shall mean, collectively, the
Cruise Corporation Documents and the Leisure Express Documents.

                               (b) Construction.  Unless the context of this
Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Foothill or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Foothill, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Foothill and Guarantor.

                  2. Guaranteed Obligations. Guarantor hereby irrevocably and unconditionally guarantees to Foothill, as and for its own debt, until final and indefeasible payment thereof has been made, (a) payment of the Guaranteed Obligations, in each case when


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and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by each Borrower of all of the agreements, conditions, covenants, and obligations of such Borrower contained in the Loan Documents.

                  3. Continuing Guaranty. This Guaranty includes Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Foothill, (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including, any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Foothill in existence on the date of such revocation, (d) no payment by Guarantor, a Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

                  4. Performance Under This Guaranty. In the event that a Borrower fails to make any payment of any Guaranteed Obligations on or before the due date thereof, or if a Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner provided in the Loan Documents, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.


                  5. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the Loan Documents. Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guaranteed Obligations, liable to Foothill, that the obligations of Guarantor hereunder are independent of the obligations of Borrowers or any other guarantor, and that a separate action may be brought against Guarantor


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whether such action is brought against a Borrower or any other guarantor or whether such Borrower or any such other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Foothill of whatever remedies it may have against a Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Foothill may at any time possess. Guarantor agrees that any release which may be given by Foothill to a Borrower or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Foothill shall be under no obligation to marshal any assets of Borrowers or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

                  6. Waivers.

                           (a) To the maximum extent permitted by law,
Guarantor hereby waives: (1) notice of acceptance hereof; (2) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor's right to make inquiry of Foothill to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of either Borrower or of any other fact that might increase Guarantor's risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; (6) notice of any event of default under the Loan Documents; and (7) all other notices (except if such notice is specifically required to be given to Guarantor hereunder or under any Loan Document to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

                           (b) To the maximum extent permitted by law, Guarantor
hereby waives the right by statute or otherwise to require Foothill to institute suit against a Borrower or to exhaust any rights and remedies which Foothill has or may have against such Borrower. In this regard, Guarantor agrees that it is bound to the payment of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Foothill by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of a Borrower or by reason of the cessation from any cause whatsoever of the liability of such Borrower in respect thereof.

                           (c) To the maximum extent permitted by law, Guarantor
hereby waives: (1) any rights to assert against Foothill any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against a Borrower or any other party liable to Foothill;
(2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (3) any defense based upon or arising out of an election of remedies by Foothill including any defense based upon an election of remedies by

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Foothill under the provisions of Sections 580d and 726 of the California Code of
Civil Procedure, or any similar law of California or any other jurisdiction; (4) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder; (5) all rights and defenses arising out of an election of remedies by Foothill, even though that election of remedies, such as nonjudicial foreclosure with respect to security for the Guaranteed Obligations, has destroyed the Guarantors' rights of subrogation and reimbursement against a Borrower by the operation of Section
580d of the California Code of Civil Procedure or otherwise; and (6) all rights and defenses that Guarantor may have because the Guaranteed Obligations are secured by real property or an estate for years. As to clause "(6)" of this paragraph 6(c), this waiver means, among other things: (i) Foothill may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by a Borrower; and (ii) if Foothill forecloses on any real property (or an estate for years) pledged by such Borrower: (A) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Foothill may collect from Guarantor even if Foothill, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from such Borrower. The waiver in clause "(6)" of this paragraph 6(c) is an unconditional and irrevocable waiver of any rights and defenses that Guarantor may have because either Borrower's debt is secured by real property or an estate for years. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

                           (d) To the maximum extent permitted by law, Guarantor
hereby waives any right of subrogation or reimbursement Guarantor has or may have as against Borrowers with respect to the Guaranteed Obligations. In addition, Guarantor hereby waives any right to proceed against either Borrower, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against either Borrower with respect to the Guaranteed Obligations. Guarantor also hereby waives any rights to recourse to or with respect to any asset of either Borrower. Guarantor agrees that in light of the immediately foregoing waivers, the execution of this Guaranty shall not be deemed to make Guarantor a "creditor" of either Borrower, and that for purposes of Sections 547 and 550 of the Bankruptcy Code Guarantor shall not be deemed a "creditor" of either Borrower.

                           (e)  WITHOUT LIMITING THE GENERALITY OF ANY OTHER
WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS, BENEFITS, SANCTIONS, OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS


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2787 TO 2855, INCLUSIVE, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b,
580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

                  7. Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Foothill may, by action or inaction:

                           (a) compromise, settle, extend the duration or the
time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents;

                           (b) release all or any one or more parties to any one
or more of the Loan Documents or grant other indulgences to either Borrower in respect thereof;

                           (c) amend or modify in any manner and at any time
(or from time to time) any of the Loan Documents;

                           (d) increase or decrease at any time (or from time
to time) the amount of the Guaranteed Obligations, the amount or rate of interest applicable thereto, and/or the amount of fees or other charges imposed in connection therewith; or

                           (e) release or substitute any other guarantor, if
any, of the Guaranteed Obligations, or enforce, exchange, release, or waive any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

                  8. No Election. Foothill shall have the right to seek recourse against Guarantor to the fullest extent provided for herein, and no election by Foothill to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Foothill's right to proceed in any other form of action or proceeding or against other parties unless Foothill has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Foothill under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Foothill finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

                  9. Indefeasible Payment. The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Foothill are no longer subject to any right on the part of any person, including each Borrower, a Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of either Borrower's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be

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fraudulent or preferential. Until such full and final performance and indefeasible payment of the Guaranteed Obligations whether by Guarantor or a Borrower, Foothill shall have no obligation whatsoever to transfer or assign its interest in the Loan Documents to Guarantor. In the event that, for any reason, any portion of such payments to Foothill is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and Guarantor shall be liable for the full amount Foothill is required to repay plus any and all costs and expenses (including attorneys' fees) paid by Foothill in connection therewith.

                  10. Financial Condition of Borrowers. Guarantor represents and warrants to Foothill that Guarantor is currently informed of the financial condition of each Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to Foothill that Guarantor has read and understands the terms and conditions of the Loan Documents. Guarantor hereby covenants that Guarantor will continue to keep informed of each Borrower's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

                  11. Subordination. Guarantor hereby agrees that any and all present and future indebtedness of each Borrower owing to Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guaranteed Obligations. In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guaranteed Obligations have been indefeasibly paid in full.

                  12. Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all costs and expenses (including attorneys' fees) incurred by Foothill in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Foothill constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

                  13. Attorneys' Fees and Costs. Guarantor agrees to pay, on demand, all reasonable attorneys' fees and all other costs and expenses which may be incurred by Foothill in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), whether or not suit is brought.


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                  14. Indemnification. Guarantor agrees to indemnify Foothill and hold Foothill harmless against all obligations, demands, or liabilities asserted by any party and against all losses in any way suffered, incurred, or paid by Foothill as a result of or in any way arising out of, following, or consequential to Foothill's transactions with either Borrower.

                  15. Notices. All notices or demands by Guarantor or Foothill to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, telefacsimile, or telegram, and shall be deemed to be given for purposes of this Guaranty on the day that such writing is received by the party to whom it is sent. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this section, such writing shall be sent, if to Guarantor, at Guarantor's address set forth on the signature page hereof, and if to Foothill, then as follows:

                              Foothill Capital Corporation
                              11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, California  90025-3333
                              Attn: Small Business Lending Division

                  16. Cumulative Remedies. No remedy under this Guaranty or under any Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under any Loan Document, and those provided by law or in equity. No delay or omission by Foothill to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Foothill to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

                  17. Books and Records. Guarantor agrees that Foothill's books and records showing the account between Foothill and either Borrower shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

                  18. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                  19. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between Guarantor and Foothill pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by both Guarantor and Foothill. Any such alteration, amendment, modification, waiver, or


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consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder.

                  20. Successors and Assigns. The death of Guarantor shall not terminate this Guaranty. This Guaranty shall be binding upon Guarantor's heirs, executors, administrators, representatives, successors, and assigns and shall inure to the benefit of the successors and assigns of Foothill; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Foothill's prior written consent. Any assignment without the consent of Foothill shall be absolutely void. In the event of any assignment or other transfer of rights by Foothill, the rights and benefits herein conferred upon Foothill shall automatically extend to and be vested in such assignee or other transferee.

                  21. Separate Property. Any married individual who signs this Guaranty in his or her individual capacity hereby expressly agrees that recourse may be had against his or her separate property for all Guaranteed Obligations hereunder.

                  22. Choice of Law and Venue. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GUARANTOR AND FOOTHILL, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

                 23. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND FOOTHILL WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR


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OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY AGREES THAT
ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT FOOTHILL MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                  24. Obligations Secured. Guarantor acknowledges and confirms that it has executed in favor of Foothill a Security Agreement, dated October 9, 1998 (the "Security Agreement"). Guarantor hereby grants a security interest in the "Collateral" described in the Security Agreement to Foothill to secure all of its obligations now existing or hereafter arising under this Guaranty (the "Security Interest"). The Security Interest shall be governed by the terms and conditions of the Security Agreement.

                  IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date set forth in the first paragraph hereof.


                                       FLORIDA CASINO CRUISES, INC.,
                                       a Georgia corporation

                                       By: /s/
                                          -------------------------------------
                                       Print Name:
                                       Title:

                      Guarantor'
                      Address:         2077 Pine Ridge Road
                                       Naples, Florida 34109


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